SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 1997




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                   0-25176                 56-1635096

(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228






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Item 5. Other Events

On April 22, 1997 MedCath Incorporated announced financial results for the second quarter and six months ended March 31, 1997. Highlights included second quarter EPS of $0.18, record net revenue and net income and the opening of the Arkansas Heart Hospital in Little Rock, Arkansas.


Exhibits:

            99.1 - Press Release dated April 22, 1997

































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

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



Date:  April 30, 1997                     By:  /s/ Richard J. Post
                                              ------------------------------

                                                   Richard J. Post
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer






























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